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                                                                    EXHIBIT 10.2

                             SECURITY AGREEMENT/1/


     (1) In consideration of any financial accommodation given, to be given or continued to RAGEN MACKENZIE, INCORPORATED ("Debtor") by Bank of America National Trust and Savings Association (including its predecessor in interest, Security Pacific National Bank, "Secured Party"), and as collateral security for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of Debtor to Secured Party ("Indebtedness"), Debtor pursuant to the provisions of the Uniform Commercial Code of the State of California hereby pledges and grants to Secured Party a security interest in all securities now or hereafter pledged to Secured Party by Debtor by book entry through The Depository Trust Company ("DTC") and all securities now or hereafter delivered to and deposited with Secured Party, and all money and property heretofore delivered or which shall hereafter be delivered to or come into the possession (actual or constructive), custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Security Agreement, and whether held in a general or special account or deposit or for safekeeping or otherwise, together with any stock or conversion rights, rights to subscribe, liquidating dividends or preferences, stock dividends, dividends, dividends paid in stock, new securities, rights to interest and principal, interest and principal payments, or any other property to which Debtor is or may hereafter become entitled to receive on account of such property, and the proceeds (including without limitation any insurance proceeds), increase and products of any of the foregoing or replacements thereof or substitutions therefor ("Collateral"). In the event that Debtor receives any such property, Debtor will receive such property in trust for Secured Party and will immediately deliver or pledge it to Secured Party. In the event of any physical delivery of certificates or other instruments evidencing the Collateral by Debtor to Secured Party, if such certificates or instruments are not in bearer form, Debtor shall also deliver to Secured Party an undated stock or bond power, as appropriate, to cover each such certificate or instrument, duly executed in blank. Secured Party shall have no duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession other than as set forth in Section 9-207 of the Uniform Commercial Code of the State of California.

     (2) The pledge or purported pledge of securities by Debtor hereunder shall constitute a representation and warranty by Debtor that Debtor owns the securities free and clear of any security interest (other than the security interest herein granted), lien or other encumbrance (except as designated under paragraph 3 hereof).

___________________
 /1/ This Security Agreement is to be used only for securities pledged through The Depository Trust Company (other than Federal book-entry securities) or by physical delivery to Secured Party.


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     (3) At the time of pledge of any securities by Debtor to Secured Party hereunder, Debtor shall designate (pursuant to the rules and procedures of DTC, if applicable) whether such securities are carried for the account of one or more customers (as defined in Rule 8c-1 or Rule 15c2-1 of the Securities and Exchange Commission). The designation shall constitute a representation and warranty to Secured Party concerning the facts indicated in the designation and that Debtor is pledging the securities in compliance with those Rules. Securities designated as customer securities shall not be held by Secured Party as security for any loans to Debtor on securities not held for the account of customers. Certificates for customer securities delivered to Secured Party will be physically segregated from such other securities.

     (4) Debtor shall at all times maintain with Secured Party Collateral of a character and value satisfactory to Secured Party.

     (5) At any time, without notice, and at the expense of Debtor, Secured Party in its name or in the name of Debtor may, but shall not be obligated to:
(a) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of said Collateral; (b) make any compromise or settlement it deems desirable or proper with reference to the Collateral; (c) insure, process and preserve the Collateral; (d) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities that constitute Collateral, and in connection therewith may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to the Indebtedness or held by Secured Party thereafter as Collateral pursuant to the provisions hereof; (e) cause Collateral to be transferred to its name or to the name of its nominee; (f) exercise as to the Collateral all the rights, powers and remedies of an owner necessary to exercise its rights under this paragraph
(5), but, except pursuant to paragraph (9) hereof, Secured Party will not vote any securities constituting Collateral except as instructed by Debtor.

     (6) Debtor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Debtor to do so Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     (7) All advances, charges, costs and expenses, including attorneys' fees (including allocated costs of in-house counsel), incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Security Agreement or in the enforcement thereof, shall become a part of the Indebtedness secured hereunder and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon at the Reference Rate plus 2% per annum. "Reference Rate" means the rate of

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interest publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA") in San Francisco, California, as its Reference Rate. The Reference Rate is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. BofA may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

     (8) At the option of Secured Party and without necessity of demand or notice, all or any part of the Indebtedness shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events ("Events of Default"): (a) failure to keep or perform any of the terms or provisions of this Security Agreement; (b) default in the payment of principal of or interest on any Indebtedness when due or any other default by Debtor under any document or instrument evidencing any Indebtedness; (c) failure of Secured Party to have a perfected security interest in all of the Collateral, prior to the interest of any other party; (d) any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral in the judgment of Secured Party to become unsatisfactory as to character or value; (e) the levy of any attachment, execution or other process against Debtor, or any of the Collateral; (f) the insolvency of Debtor or of any comaker, accommodation maker, surety or guarantor of any of the Indebtedness or of any endorser of any note or other document evidencing any of the Indebtedness, or the commencement of any voluntary or involuntary case, action or proceeding seeking liquidation, reorganization, appointment of a receiver, trustee or custodian, assignment for the benefit of creditors or similar relief by or against, and with respect to, Debtor or any such comaker, accommodation maker, surety, guarantor or endorser. Upon the happening of any of the foregoing specified events, any agreement for further financial accommodation by Secured Party shall terminate at its option. Notwithstanding anything to the contrary contained in this paragraph 8, upon the occurrence of any of the Events of Default specified in clause (f) of the first sentence of this paragraph 8 with respect to Debtor, (i) all of the Indebtedness shall immediately become due and payable and (ii) any agreement for further financial accommodation by Secured Party shall immediately terminate, in each case automatically and without requirement of notice or demand of any kind. However, nothing in this Security Agreement shall be deemed a commitment by Secured Party for any further financial accommodation.

     (9) Upon the happening of any Event of Default, Secured Party may then exercise as to such Collateral all the rights, powers and remedies of an owner including the right to vote any securities constituting Collateral, and may elect to sell the Collateral in one or more sales after giving a notice (if any notice is required) in writing by mail to Debtor of such sale at least five (5) days before the date fixed for such sale; the proceeds

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of such sale shall be applied to: (a) the reasonable expenses of retaking, holding, preparing for sale, selling and the like, attorneys' fees and legal expenses (including allocated costs of in-house counsel) incurred by Secured Party and (b) the Indebtedness secured by the security interest herein created and the surplus if any to the person or persons entitled thereto; if there be a deficiency, Debtor will promptly pay the same to Secured Party; the Secured Party may buy at any public sale and if the Collateral is customarily sold in a recognized market, or is the subject of widely or regularly distributed standard price quotations, Secured Party may buy at private sale. Any sale may be conducted by an auctioneer or by an officer, attorney or agent of Secured Party. Debtor hereby expressly agrees that the securities constituting Collateral under this Agreement are securities of a type customarily sold on a recognized market and as such, no notice of any sale or disposition of any of the pledged securities need be given unless trading in a particular security shall have been suspended or ceased on all recognized markets at such time. Debtor recognizes that Secured Party, after an Event of Default, may be unable to effect public sale of all or a portion of the Collateral by reason of certain prohibitions contained in the Federal Securities Act of 1933, as amended (or any successor federal statute), and applicable state securities laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not engage in a distribution or resale thereof.

     (10) Secured Party shall be under no duty or obligation whatsoever, (a) to make or give any presentment, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Secured Party as Collateral, or in connection with any obligation or evidences of Indebtedness which constitute in whole or in part the Indebtedness secured hereunder, or (b) to give Debtor notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral held by Secured Party.

     (11) Debtor waives any right to require Secured Party to (a) proceed against any person, (b) proceed against or exhaust any Collateral, or (c) pursue any other remedy in Secured Party's power; and waives any defense arising by reason of any disability or other defense of Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other person. Until all Indebtedness shall have been paid in full Debtor shall have no right of subrogation and waives any right to enforce any remedy which Secured Party now has or may hereafter have against Debtor or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party.
Debtor authorizes Secured Party without notice or demand and without affecting Debtor's liability hereunder or on the Indebtedness, from time to time to: (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of,

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the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security, other than the Collateral herein described for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (c) release or substitute Debtor, or any of the endorsers or guarantors of the Indebtedness or any part thereof, or any other parties thereto.

     (12) Secured Party may at any time release the Collateral or any part thereof to Debtor and, as applicable, either (a) the entry of the release on the books of DTC, or (b) the physical delivery of such collateral by Secured Party to Debtor, shall be a complete and full acquittance for the Collateral so released, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

     (13) Upon the transfer of all or any part of the Indebtedness, Secured Party may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights and powers hereby given.

     (14) This is a continuing Security Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Debtor to Secured Party, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the bankruptcy, insolvency, receivership or conservatorship of Debtor, or any other event or proceeding affecting Debtor.

     (15) Until all Indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at the time specified hereunder irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased.

     (16) The rights, powers and remedies given to Secured Party by this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law. Secured Party may exercise its banker's lien or right of setoff with respect to the Indebtedness in the same manner as if the Indebtedness were unsecured. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of

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Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

     (17) Debtor represents and warrants that Debtor has its chief executive office in the state specified on the signature page hereof. Debtor agrees to give Secured Party at least thirty (30) days' notice before changing the location of its chief executive office to another state.

     (18) Debtor agrees that, from time to time upon written requests of Secured Party, it will execute and deliver such further documents and do such other acts and things as Secured Party reasonably requests in order fully to effect the purposes of this Agreement.

     (19) The terms of this Agreement may be amended, waived or otherwise modified only by an instrument in writing duly executed by Debtor and Secured Party. This Agreement shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns. Debtor shall not assign or otherwise transfer its obligations hereunder without the prior written consent of Secured Party.

     (20) This Agreement may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

     (21) Secured Party may employ agents and attorneys-in-fact in connection herewith and shall not incur any liability for any acts or omissions of such agents or attorneys-in-fact, except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact.

     (22) (a) Any controversy or claim between or among the parties arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the Unites States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

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          (b) No provision of this Paragraph shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosures against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

     (23) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF Debtor has executed this Security Agreement this 9th day of July 1997.


                                              Robert J. Mortell
                                              __________________________________

                                          By  ROBERT J MORTELL
                                              __________________________________

                                       Title  PRESIDENT
                                              __________________________________

                                          By
                                              __________________________________

                                       Title
                                              __________________________________

                                       Mailing Address:

                                              999 3rd Avenue, Suite 4300
                                              __________________________________
                                                        STREET ADDRESS

                                              Seattle WA 98104
                                              __________________________________
                                              CITY          STATE            ZIP

TAXPAYER INFORMATION
(OWNER'S CERTIFICATION)
My Taxpayer Identification Number (TIN)
to be used for tax reporting purposes is

      91-1374280
________________________________________



Under penalties of perjury, I certify that the taxpayer information provided is correct and complete.

X
________________________________________
          OWNER'S SIGNATURE

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(Holder of TIN to be used for tax reporting
purposes)

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